UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
APRIL 30, 2009
DATE OF REPORT
(Date of Earliest Event Reported)

RAVEN INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

South Dakota (State of incorporation)	001-07982 (Commission File No.)	46-0246171 (IRS Employer Identification No.)
205 East 6th Street, P.O. Box 5107, Sioux Falls, SD 57117-5107
(Address of principal executive offices)
(605) 336-2750
(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
On April 30, 2009, Raven Industries, Inc. issued the following press release:
JOHN DEERE AG MANAGEMENT SOLUTIONS & RAVEN INDUSTRIES ANNOUNCE NEW SUPPLIER AGREEMENT
SIOUX FALLS, SD — April 30, 2009 — John Deere Ag Management Solutions and Raven Industries, Inc. (RAVN: NasdaqNGS) announced today an agreement to supply customers with a broad suite of application control solutions in the precision agricultural market.
“We’re targeting this August to combine technologies from John Deere and Raven. We’ll be able to offer an expanded line of universal solutions to customers through our John Deere dealer network,” says Nick Block, business development manager for John Deere Ag Management Solutions.
Now customers in the U.S., Canada, and Australia will be able to purchase select Raven application control products at John Deere dealerships.
Matt Burkhart, general manager for Raven’s Applied Technology Division, says customers will ultimately be the biggest beneficiaries of the agreement.
“Both companies share a common focus to provide customers with market-leading, innovative products, plus offer exceptional support for those products,” Burkhart says. “By offering Raven products through John Deere dealerships, we can reach more customers with compatible solutions that help them improve their farming operations,” he adds.
“These complementary products will enhance both of our companies’ positions in providing precision ag solutions,” Deere’s Block explains.
John Deere (Deere & Company — NYSE: DE) is a world leader in providing advanced products and services for agriculture, forestry, construction, lawn and turf care, landscaping and irrigation. John Deere also provides financial services worldwide and manufactures and markets engines used in heavy equipment. Since it was founded in 1837, the company has extended its heritage of integrity, quality, commitment and innovation around the globe.
Since 1978, Raven Industries, Inc. (Nasdaq NGS: RAVN) has helped define the concept of precision agriculture—and continues to create ground-breaking ideas and products that improve the position of growers around the world. Raven has earned an international reputation for agricultural innovation, product reliability and unmatched service and support. Success in farming has always been about using less and getting more. With Raven, you can simply do it better.
On the Internet, information is available at the company’s website, www.ravenind.com.
Forward-looking Statements
This news release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the expectations, beliefs, intentions or strategies regarding the future. Without limiting the foregoing, the words, “anticipates,” “believes,” “expects,” “intends,” “may,” “plans,” and similar expressions are intended to identify forward-looking statements. The company intends that all forward-looking statements be subject to the safe harbor provisions of the Private Securities Litigation Reform Act. Although management believes that the expectations reflected in forward-looking statements are based on reasonable assumptions, there is no assurance these assumptions are correct or that these expectations will be achieved. Assumptions involve important risks and uncertainties that could significantly affect results in the future. These risks and uncertainties include, but are not limited to, product issues that cannot be resolved, ability to meet order fulfillment requirements, disruption of supply chain relationships, as well as other risks described in the company’s 10-K’s under Item 1A. This list is not exhaustive, and the company does not have an obligation to revise any forward-looking statements to reflect events or circumstances after the date these statements are made.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RAVEN INDUSTRIES, INC.
/s/ Thomas Iacarella
Thomas Iacarella
Vice President and CFO, Secretary and Treasurer (Principal Financial and Accounting Officer)

Date: April 30, 2009